UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2012

ANTHERA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34637	20-1852016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25801 Industrial Boulevard, Suite B, Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (510) 856-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On November 13, 2012, Anthera Pharmaceuticals, Inc. (“we,” “Anthera” or the “Company”) announced additional data from its Phase 2b PEARL-SC study presented in a poster entitled “Blisibimod, an Inhibitor of B cell Activating Factor, in Patients with Moderate-to-Severe Systemic Lupus Erythematosus”(the “Poster”) at the 2012 Annual Scientific Meeting of the American College of Rheumatology and the Association of Rheumatology Health Professionals.  The Poster was presented by Dr. Richard Furie, M.D., Chief of the Division of Rheumatology and Allergy-Clinical Immunology at the North Shore-Long Island Jewish Health System and director of the hospital’s Systemic Lupus Erythematosus (SLE) and Autoimmune Disease Treatment Center.

The foregoing description of the Poster is qualified in its entirety by reference to the Poster, a copy of which is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On November 13, 2012, we issued a press release announcing the presentation of additional data from the Phase 2b PEARL-SC study. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Poster

99.2	Press Release dated November 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anthera Pharmaceuticals, Inc.

Date: November 13, 2012	By:	/s/Christopher P. Lowe
Christopher P. Lowe
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Poster

99.2	Press Release dated November 13, 2012